SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 13, 1996
                                                 __________________________

                         Comm Bancorp, Inc.
___________________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     0-17455            23-2242292
_______________________________   ______________        ____________________
(State or other jurisdiction of   (Commission           (I.R.S. employer
 incorporation)                    file number)          Identification No.)




521 Main Street, Forest City, Pennsylvania                     18421
__________________________________________              __________________
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                   ________________________


Former name or former address, if changed from last report:
Not Applicable.














                                     Page 1 of 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Comm Bancorp, Inc. will begin trading on the NASDAQ National Stock Market on June 17, 1996. See Form of Press Release attached hereto as an exhibit.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.
               _________________________________________

               Not Applicable.

          (b)  Pro Forma Financial Information.
               ________________________________

               Not Applicable.

          (c)  Exhibits.
               _________

               Form of Press Release that Comm Bancorp, Inc. announced it will begin trading on the NASDAQ National Stock Market on June 17, 1996.

Item 8.   Change in fiscal year.

          Not Applicable.








                                     SIGNATURES
                                     __________



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             __________________
                                             (Registrant)



Date: June 13, 1996                      /s/ Scott A. Seasock
                                         ____________________
                                         Scott A. Seasock
                                         Chief Financial Officer